SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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INTERNATIONAL BALER CORPORATION

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INTERNATIONAL BALER CORPORATION

5400 RIO GRANDE AVENUE

JACKSONVILLE, FLORIDA 32254

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 2, 2021

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of International Baler Corporation (the "Company") has been called for and will be held at 10:30 A.M., local time, on Monday, December 2, 2021, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, FL 32254 for the following purposes:

1.  To elect one (1) Class II Director, Ronald L. McDaniel to the Board of Directors;

2.  To ratify the appointment of Pivot CPAs to serve as the Company’s independent registered public accounting firm for the fiscal year ended October 31, 2021;

3.  To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on October 22, 2021 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to December 2, 2021.

As part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held at a different venue or solely by means of virtual communication. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at www.intl-baler.com and filed with the Securities and Exchange Commission as additional proxy materials.

By Order of the Board of Directors

Ronald L. McDaniel

Chairman

Dated: October 29, 2021.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

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INTERNATIONAL BALER CORPORATION

PROXY STATEMENT

General

The enclosed proxy is solicited by the Board of Directors of International Baler Corp. (the “Company”) for use at the Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern Time, on Monday, December 2, 2021 at the Company principal executive office located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254 and at any adjournment or postponement thereof. This Proxy Statement is first being made available to our shareholders on or about November 1, 2021.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on October 22, 2021, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had 5,183,895 shares of its common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting.

A majority of the outstanding shares of the Company’s common stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. Broker non-votes occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The only matter to be voted on at the Annual Meeting which is considered a routine proposal is Proposal Two regarding the ratification of the Audit Committee’s appointment of Pivot CPAs as the Company’s independent registered public accounting firm. In tabulating the voting result for each proposal (except Proposal 2), shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Abstentions are considered voting power present at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than Proposal 1 - Election of Directors).

Proxy Voting

Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein and “FOR” the ratification of the appointment of our independent auditors. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this Proxy Statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this Proxy Statement to instruct it how to vote your shares.

The Board of Directors urges you to promptly date, sign and mail your proxy or to use the internet voting system set forth in the proxy, in the form enclosed with this Proxy Statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted.

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Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or by internet. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the Annual Meeting may be held at a different venue or solely by means of virtual communication. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at www.intl-baler.com and filed with the Securities and Exchange Commission (“SEC”) as additional proxy materials. If we hold the Annual Meeting in person, we plan to impose social distancing and other safety protocols in accordance with federal, state and local guidance. However, we strongly encourage all stockholders, for their own well-being and to reduce the risk of aiding the spread of COVID-19, to vote their shares prior to the Annual Meeting and to not attend the Annual Meeting in person. Further details on how to vote by Internet, by telephone, or by mail are set forth in this proxy statement

Revocation of Proxy

If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by attending the Annual Meeting and voting in person. A shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the Annual Meeting.

Controlling Stockholder

Avis Industrial Corporation (“Avis”) owns 81.1% of the Company’s outstanding and issued shares of common stock. Members of our management have been informed that Avis intends to vote (i) for approval of each of the nominees to the Board named in this Proxy Statement and (ii) for the ratification of Pivot CPAs to serve as the Company’s independent registered public accounting firm. Therefore, the proposals specified in Items 1 and 2 of this Notice of Annual Meeting are likely to be passed.

Annual Report on Form 10-K for Fiscal 2020

A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2020 ("fiscal 2020"), which contains financial statements audited by the Company's independent registered public accounting firm, accompanies this Proxy Statement.

Internet Availability of Proxy Materials

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended October 31, 2020 will be available on the Company’s website at www.intl-baler.com beginning on the first day these materials are mailed to stockholders which is anticipated to be November 2, 2021.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 22, 2021 by (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such share, subject to applicable community property laws and the address for each person is c/o International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, Florida 32254. As of October 22, 2021 we had 5,183,895 shares of common stock outstanding.

Name	Number of Shares Beneficially Owned	Percent of Class
Directors and Named Executive Officer
John J. Martorana	20,000	0.4%
Ronald L. McDaniel	—	—
William E. Nielsen	—	—
Lael E. Boren	2,000	0.0%
Martha R. Songer	2,000	0.0%
Richard Outram	—	—
Gregory King	—	—
International Baler Corp. Profit Sharing Trust (1)	85,114	1.6%
All Directors and Executive Officers	109,114	2.1%
as a Group (7 persons)
5% or Greater Stockholders
Avis Industrial Corporation(2)	4,205,158	81.1%

(1)	William E. Nielsen is Trustee of the Company’s Employee Savings and Profit Sharing Plan and Trust.
(2)	Based on information reported by Avis in a Schedule 13D/A filed with the SEC on September 3, 2021. The Estate of Leland E. Boren (“Estate”) is the controlling shareholder of Avis and may be deemed to share the power to vote or to direct the voting of and the power to dispose of the common stock beneficially owned by Avis. However, the Estate disclaims beneficial ownership of shares owned by Avis, except to the extent of its pecuniary interest therein. Avis listed its address as 1909 S. Main Street, P.O. Box 218, Upland, Indiana 46989.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth as of October 22, 2021 the names and ages of our executive officers and directors.

Name	Age	Position
D. Roger Griffin	59	Chief Executive Officer and President
William E. Nielsen	74	Chief Financial Officer and Class III Director
John J. Martorana	70	Class III Director
Ronald L. McDaniel	82	Chairman, Class II Director
Lael E. Boren	52	Class III Director
Martha R. Songer	64	Class I Director
Richard Outram	57	Class II Director
Gregory L. King	55	Class I Director

D. Roger Griffin has served as the Company’s Chief Executive Officer and President since October 11, 2021. Mr. Griffin previously served as the President and Chief Executive Officer of the Company from February 2008 to January 2017. He served as the Vice President of Manufacturing for Avis from January 2017 until his resignation on October 8, 2021. He also served as the President of Pacific Forge, Inc. a forging company and wholly-owned subsidiary of Avis, from January 2017 until his resignation on October 8, 2021. Before his original role at the Company, Mr. Griffin served as Vice President of Operations at Shaefer Interstate Railing and worked in management at Dana Corporation from January 2007 until February 2008. Mr. Griffin will continue to serve as a director of each of Pacific Forge, Inc. and James Steel & Tube Co., positions that he has held since June 2017 and March 2020, respectively.

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William E. Nielsen has served as the Company’s Chief Financial Officer since June 1994, as interim President and Chief Executive Officer from September 24, 2021 through October 11, 2021 and was elected as a Director on November 20, 1997. Mr. Nielson previously served as our President and Chief Executive Officer from January 10, 2017 through September 30, 2017. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

John J. Martorana, joined the Company’s Board of Directors on January 5, 2009. Mr. Martorana has been President of Iron Container, LLC since 2010 and has been a consultant to several divisions of Wastequip, Inc. since 2007. Mr. Martorana was the President of Wastequip of Florida from 1994 to 2007 after joining that company in 1991 as Vice President. From 1984 to 1991 he was responsible for sales and steel purchasing for Industrial Refuse Sales, Inc., a family owned business, which was sold to Wastequip, Inc. Prior to joining Industrial Refuse Sales, Mr. Martorana worked in the steel industry. He received a B.S. degree in Education from Butler University in 1972.

Ronald L. McDaniel joined the Company’s Board of Directors as its Chairman on May 16, 2006. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelor’s degree from the University of Dayton and an MBA from the University of Chicago. He has served as a director of Avis since 2016 and served as the CEO from December 2018 through October 2020.

Lael E. Boren has served as a director since April 2011. Mr. Boren is a director of Avis and has held that position since October 2011. From 2013 to 2021, he was the Vice President of Avis. He served as general manager and president of various organizations including Badger Equipment Company and The Pierce Company. Prior to that, Mr. Boren owned an electronics business in Muncie and Marion, Indiana. He received a Bachelor’s of General Studies from Ball State University in 2014.

Martha R. Songer has served as a director since January 2012. She is the Executive Director of Avis Foundation, Inc and has been in that role since January 2020. She also serves as a director of Avis and has held that position since 2012.. From 2012 to 2019 she was Vice President and Assistant to the President at Avis in Upland, Indiana. Prior to that Ms. Songer was Alumni Director at Taylor University also in Upland, Indiana. Ms. Songer Received a Bachelor of Science from Taylor University in 1978 and a Master of Science in Management in 2002 from Indiana Wesleyan University.

Richard Outram joined the Company’s Board of Directors on April 1, 2021. Since April 2016, Mr. Outram has served as the Chief Financial Officer of Cinch Home Services, a national home warranty and home services company. He has also worked with private equity backed companies, including serving as Interim Chief Financial officer at IC Real Tech, Inc., a video technology company from May 2014 to April 2016; as Executive Vice President and Chief Financial Officer of Signature Consultants, LLC, an information technology staffing firm from January 2010 to June 2014 and Executive Vice President and Chief Financial Officer at Stock Spirits Group (USA) Inc., a wholesale distributor of premium alcohol beverages in the USA from March 2008 through January 2010. Prior thereto, he served as Executive Vice President and Chief Financial Officer for Precision Response Company, an operator of outsourced call centers, from November 1998 through September 2007. Mr. Outram attended North London University from 1981 to 1984 where he earned a Chartered Certified Accountant qualification in Accounting and Finance.

Gregory L. King joined the Company’s Board of Directors on September 24, 2021.  Mr. King currently serves as the Chief Executive Officer and President of Avis, the Company’s largest stockholder, and has served in these positions since October 2020. Prior to that, Mr. King served as the President of The Harris Waste Management Group, Inc. (“Harris”), a wholly owned subsidiary of Avis, from April 2016 through December 2020. Before joining Harris, Mr. King held various senior executive positions at WestRock, formerly Rock-Tenn Co., from January 1989 through December 2015.

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Family Relationships

There are no family relationships between executive officers or directors of the Company except that Lael Boren is the son of the late Leland E. Boren, a controlling shareholder and a director of the Company, until his death on November 23, 2018.

Skills and Qualifications of the Directors

The Board believes that the qualifications of the directors, as set forth in their biographies, which are listed above, give them the qualifications and skills to serve as directors of the Company. Mr. Martorana and Mr. King have each served as executive officers of companies in the industrial equipment and recycling business, respectively, which are directly related to the Company’s business. Messrs. Boren and King and Ms. Songer have industry experience through their executive positions with Avis. Messrs. McDaniel, Nielsen and Outram have expertise in finance and accounting matters. Furthermore, Messrs. Boren, Martorana, McDaniel and Nielsen have significant historical experience with the Company and understand its business strategy and development over the years.

Delinquent Section 16(a) Reports

Section 16(a) of the Security Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the forms furnished to us and written representations from certain reporting persons, the Company believes that all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with in fiscal year 2020, except Mr. Boren, Mr. McDaniel and Ms. Songer each filed a late Form 3 and Mr. Boren and Ms. Songer each filed a late Form 4. These late Form 4 filings did not involve any transactions in the Company’s common stock, but related to each reporting receipt of a gift of 2,000 shares of the Company’s common stock in 2011.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. One (1) member of the Board currently serves as executive officer involved in day-to-day operating details of the Company. The other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held two (2) meetings in fiscal 2020. Each director attended at least 75 percent of the total number of meetings of the Board and the committees on which he or she served during fiscal 2020. Although it has no formal policy requiring attendance, the Company encourages all directors to attend its Annual Meeting of Stockholders. All of the Company’s directors attended last year’s Annual Meeting of Stockholders. It is anticipated that all of its directors will attend this year’s Annual Meeting of Stockholders.

Independence of Directors

The Company’s securities are not listed on a national securities exchange or in an inter-dealer quotation system that requires that a majority of the Board be independent. However, for purposes of determining whether the Company’s directors are independent for purposes of this Proxy Statement, the Company is using the independence standards set forth in the rules of the NASDAQ Stock Market to evaluate the independence of our Board.

Rule 5605 (b) (1) of The NASDAQ Stock Market Rules (the “NASDAQ Rule”) requires that a majority of the members of the Company’s Board of Directors be independent in that they are not officers or employees of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The Board of Directors has affirmatively determined that two of the Company’s six Directors, Mr. Outram and Mr. Martorana are independent under this NASDAQ Rule. In reaching this determination, the Board applied the standards set forth for “independence” in Rule 5605 of the NASDAQ Rules.

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Although less than fifty (50%) percent of the Company’s directors are independent, NASDAQ Rule 5615(c)(2) provides an exemption from the requirement that a majority of the Company’s Directors be independent if the Company is considered a “controlled company.” A controlled company is defined in NASDAQ Rule 5615(c)(1) as a company of which more than 50% of the voting power is held by an individual, a group or another company. As the Avis beneficially owns and controls more than 50% of the outstanding shares of the Company’s’ common stock, the Company would be considered a “controlled company” under the applicable NASDAQ Rule (if its securities were traded on NASDAQ) and as such would be exempt from certain of the corporate governance rules of The NASDAQ Stock Market, such as the requirement that the board of directors consist of a majority of independent directors.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our principal executive officer, principal financing and accounting officer and directors. The Code of Business Conduct and Ethics is available on the Company’s website at www.intl-baler.com. In addition, the Code of Business Conduct and Ethics is available in print to any stockholder who requests it by contacting our Corporate Secretary. The Company will disclose any amendments to, or waivers, from the Code of Ethics on our website (www.intl-baler.com) within four business days of such determination.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at the Company. Mr. McDaniel serves as our Chairman and Mr. Griffin serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Company intends on adopting a formal policy with respect to prohibitions on hedging transactions. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The Board has a standing Audit Committee, Compensation Committee and a Special Committee. The full Board performs the functions of the Nominating Committee.

Audit Committee

The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. In fiscal 2020, Mr. McDaniel and Mr. Boren were members of the Company’s Audit Committee. Neither Mr. McDaniel nor Mr. Boren is an independent director under the NASDAQ or SEC rules. The Board of Directors has determined that Mr. McDaniel has the attributes, education and experience as an “audit committee financial expert,” as such term is defined in Item 407) of Regulation S-K. The Audit Committee held one meeting during fiscal 2020.

The Audit Committee has adopted an Audit Committee Charter, a copy of which is available at the Company’s website, www.intl-baler.com and is also available in print to any stockholder upon request from the Corporate Secretary. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

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Compensation Committee

The Company’s Board of Directors maintains a Compensation Committee. Because the Company would be considered a “controlled company” if its securities were trading on NASDAQ, it would be exempt from the compensation committee requirement under the NASDAQ rules. During fiscal 2020, Mr. Boren, Mr. Martorana and Mr. McDaniel were members of the Company’s Compensation Committee. The Compensation Committee held one meeting in fiscal 2020. The Board has affirmatively determined that Mr. Martorana meets the additional independence criteria applicable to compensation committee members under the NASDAQ Rules. The Compensation Committee’s functions, in conjunction with the Board of Directors, are to provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary. The Compensation Committee has adopted a Compensation Committee Charter which is available at the Company’s website at www.intl-baler.com.

Special Committee

In April 2021, the Board established a Special Committee to evaluate the principal terms of a proposal by Avis to acquire all of the outstanding shares of the Company’s common stock not already owned by Avis. Mr. Outram and Mr. Martorana were both appointed to the Special Committee, and each has been determined by the Board to be an independent director and disinterested with respect to a potential transaction with Avis. Mr. Outram serves as the Chair of the Special Committee. On September 2, 2021, Avis notified the Company that it would no longer continue negotiations with respect to a proposed acquisition at that time.

Nominating Committee

Because the Company would be considered a “controlled company” if it were listed on NASDAQ, it is exempt from the nominating committee requirements under the NASDAQ Rules. Therefore, the Company does not have a standing nominating committee or a nominating committee charter. However, the full Board of Directors performs the functions of a nominating committee pursuant to procedures adopted by the Board. The Board identifies the candidates for Board membership. In identifying candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company’s outstanding securities. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board.

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In addition, the Board will consider any candidates that may have been recommended by any of the Company’s stockholders who have made those recommendations in accordance with the procedures described in the Company’s Bylaws. In addition, such stockholder recommendations must be accompanied by (1) such information about each prospective director nominee as would have been required to be included in a Proxy Statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from stockholders requesting a candidate for inclusion among the slate of nominees in the Company’s Proxy Statement. All of the directors of the Company participated in the consideration of director-nominee included in this Proxy Statement.

Communication with the Board of Directors

Any stockholder may communicate with the Board or an individual director by contacting William E. Nielsen, Chief Financial Officer, International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: sales@intl-baler.com Subject: Communication to Board of Directors. The Board has instructed the Chief Financial Officer to review this correspondence and determine, in his discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response.  In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management of the independent public accounting firm. We have engaged Pivot CPAs (“Pivot”) as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted into the United States. The Audit Committee hereby reports as follows:

The Audit Committee has:

1.  Reviewed and discussed the Company’s audited financial statements for the year ended October 31, 2020 with the management of the Company;

2.  Discussed with Pivot the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

3.  Received the written disclosures and the letter from Pivot required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Pivot its independence; and

4.  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended October 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2020.

Members of the Audit Committee

/s/Ronald L. McDaniel
/s/ Lael E. Boren

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Executive Officer Compensation

The following table sets forth all compensation earned and accrued, in all capacities, during the fiscal years ended October 31, 2020, and October 31, 2019 by our Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 for fiscal years ended October 31, 2020 and 2019 (“Named Executive Officers”):

SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	YEAR	SALARY($)	BONUS ($)	OTHER ANNUAL COMPENSATION ($)	NUMBER OF OPTIONS	ALL OTHER COMPENSATION	TOTAL COMPENSATION
Victor W. Biazis	2020	200,000	-0-	-0-	-0-	-0-	200,000
President & CEO(1)	2019	200,000	-0-	-0-	-0-	-0-	200,000
William E. Nielsen	2020	113,000	-0-	-0-	-0-	-0-	113,000
Chief Financial Officer(2)	2019	116,000	-0-	-0-	-0-	-0-	116,000

(1)	Mr. Biazis resigned as CEO effective as of September 24, 2021
(2)	Mr. Nielsen was appointed to serve as the Interim CEO, and President from September 24, 2021 through October 11, 2021.

Grants and Option Exercises in Last Fiscal Year

No stock awards or options were granted or options exercised during fiscal 2020 by the Company’s Named Executive Officers.

Employment Agreements

The Company does not have any employment contracts, termination, severance or change of control agreements with its Named Executive Officer or other executives.

Compensation of Directors

We pay each non-employee director an annual retainer of $6,000, together with reimbursement for out of pocket expenses incurred to attending meetings. The following table summarizes the compensation earned and paid to our non-employee directors in fiscal 2020.

Director Compensation for Fiscal 2020
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
Ronald L. McDaniel	6,000	-0-	-0-	-0-	-0-	-0-	6,000
Lael E. Boren	6,000	-0-	-0-	-0-	-0-	-0-	6,000
John J. Martorana	6,000	-0-	-0-	-0-	-0-	-0-	6,000
Martha R. Songer	6,000	-0-	-0-	-0-	-0-	-0-	6,000

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Certain Relationships and Related Transactions

Related Person Transactions

Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during fiscal 2020 or 2019, to which the Company was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two fiscal years (2020 and 2019) and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Transactions with Management and Others

Avis controls 81% of the outstanding shares of the Company. Avis owns 100% of The American Baler Company, a competitor of the Company. On January 1, 2014, Avis acquired The Harris Waste Management Group, Inc. (Harris), also a competitor of the Company. On July 31, 2014 Harris acquired the assets of IPS Balers, Inc. in Baxley, Georgia, another competitor of the Company. These baler companies operate completely independent of each other. The Company had no purchases from these companies in the fiscal years ended October 31, 2020 and 2019. The Company had no sales to The American Baler Company in fiscal years ended October 31, 2020 and 2019. The Company had no equipment sales to Harris Waste Management in fiscal 2020 and sold two closed door horizontal balers for $122,950 in the fiscal year ended October 31, 2019.   In addition, Avis owns 100% of Peninsular Cylinder Co., Inc. (“Peninsular”), a company which manufacturers cylinders.  The Company purchased $4,996 and $434,804 of cylinders from Peninsular in fiscal 2019 and fiscal 2020, respectively.

In April 2021, the Board established a Special Committee to evaluate the principal terms of a proposal by Avis to acquire all of the outstanding shares of the Company’s common stock not already owned by Avis. Mr. Outram and Mr. Martorana were both appointed to the Special Committee, and each has been determined by the Board to be an independent director and disinterested with respect to a potential transaction with Avis. Mr. Outram serves as the Chair of the Special Committee. On September 2, 2021, Avis notified the Company that it would no longer continue negotiations with respect to a proposed acquisition.

Procedures for Approval of Related Person Transactions

Transactions between related persons, such as between an executive officer or director and our Company, or any company or person controlled by such officer or director, are required to be approved by the Company’s Audit Committee. The Audit Committee Charter contains such explicit authority. It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Person Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Audit Committee expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party.

PROPOSALS TO THE SHAREHOLDERS

PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors consists of three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III, and provides that the exact number of directors comprising our Board of Directors will be determined from time to time by resolution adopted by the Board.  At each annual meeting of shareholders, successors to the class of directors whose terms expire at that annual meeting are elected for a three-year term.

Our Board of Directors is currently composed of seven members. The current term of the Class II directors, Ronald L. McDaniel and Richard Outram, expires at this Annual Meeting. Mr. McDaniel is being nominated for reelection to the Board. Information about our nominee is included under “Executive Officers and Directors” on page 4.

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If re-elected, Mr. McDaniel will serve until the 2024 Annual Meeting.

The terms of our Class III directors, William E. Nielsen, John J. Martorana and Lael E. Boren, terminate at our 2022 Annual Meeting. The terms of our Class I directors, Martha R. Songer and Gregory King, terminate at our 2023 Annual Meeting.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of Ronald L. McDaniel as a Class II Director. Mr. McDaniel has consented to serve on our Board of Directors, and the Board of Directors has no reason to believe that he will not serve if elected. If, however, Mr. McDaniel should become unavailable to serve as a director, and if the Board has designated a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Experience of Nominees

Biographical information relating to the nominee is under the heading “Executive Officers and Directors” on page 4.

Vote Required and Recommendation

The nominee for election to the Board of Directors who receives the most votes (also known as a plurality) will be elected. You may vote either FOR the nominee or WITHHOLD your vote for the nominee. In this non-contested election of directors, a vote withheld, broker non-vote or abstention will have no effect on the outcome.

The Board of Directors recommends that stockholders vote "FOR" the nominee set forth above.

PROPOSAL NO. 2:

RATIFICATION OF SELECTION OF PIVOT CPAs

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditor, has engaged Pivot CPAs (“Pivot”), as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending October 31, 2021. As a matter of good corporate governance, we are requesting that the stockholders ratify the Audit Committee’s appointment of Pivot as our independent registered public accounting firm. If stockholders do not ratify the appointment of Pivot, the Audit Committee will reevaluate the appointment, but may retain Pivot as the Company’s independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Pivot will be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by Pivot for the audit of the Company’s annual financial statements for the fiscal years ended October 31, 2020 and 2019, and fees for other services rendered by Pivot CPAs during those periods:

Fee Category	Fiscal 2020	Fiscal 2019
Audit Fees	$59,400	$59,400
Audit-Related Fees	0	0
Tax Fees	10,000	10,000
All Other Fees	0	0
Total Fees	$69,400	$69,400

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Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the 2020 and 2019 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services, Pivot is compatible with maintaining Pivot’s independence and has concluded that it is.

Vote Required and Recommendation

The selection of Pivot as the Company’s independent registered public accounting firm for the fiscal year ended October 30, 2021 will be ratified if approved by a majority of the shares present and entitled to vote on the matter. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Pivot CPAs as the Company’s independent auditor for the fiscal year ending October 31, 2021.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2019 annual meeting the advisory vote on executive compensation was approved, on an advisory basis. The advisory vote on frequency of voting on executive compensation was approved for every three years. The next vote on executive compensation will be in 2022.

SOLICITATION OF PROXIES

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, and facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

HOUSE HOLDING of Annual Disclosure Documents

Some banks, brokers and other nominee record holders may be participating in the practice of “house holding” Proxy Statements and annual reports. This means that only one copy of the Company’s Proxy Statement and annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write to our Corporate Secretary at 5400 Rio Grande Avenue, Jacksonville, Florida 32254. If you want to receive separate copies of the Proxy Statement and our annual report in the future, of if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2022 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than November 15, 2021 to be included in the proxy statement for that meeting, unless the date of the meeting is delayed by more than 30 calendar days. Any other stockholder proposals, including director nominations, to be presented at the 2022 Annual Meeting of Stockholders (other than a matter brought pursuant to SEC Rule 14a-8) must be given in writing to our Corporate Secretary and must be delivered to or mailed and received at our registered office no less than sixty or more than ninety days prior to the meeting date.

By Order of the Board of Directors

Angela M. Darlington, Secretary

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INTERNATIONAL BALER CORP.

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Martorana and William E. Nielsen as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of International Baler Corp. (the "Company") held of record by the undersigned on October 22, 2021 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, FL 32254, on Thursday, December 2, 2021 at 10:30 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes / / in blue or black ink.

1. Election of one Class II Director: Ronald L. McDaniel

(Mark only one of the two boxes for this item)

☐ VOTE FOR all nominees named above except those who may be named on this line:

________________________________________________________________________

(OR)

☐ VOTE WITHHELD as to all nominees named above.

2. Proposal to ratify appointment of Pivot CPAs as the Company's independent registered public accountants:

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________

X ________________________________

Signature

X ________________________________

Print Name(s)

X ________________________________

Signature, if held jointly

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